Exhibit 99.1




                                 CERTIFICATION


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Standard Microsystems Corporation (the Company), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended May 31, 2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 15, 2003                       By: /s/ Steven J. Bilodeau
                                           --------------------------
                                                    (signature)

                                           Steven J. Bilodeau
                                           Chairman of the Board, President and
                                           Chief Executive Officer


                                           By: /s/ Andrew M. Caggia
                                           ------------------------
                                                     (signature)

                                           Andrew M. Caggia
                                           Senior Vice President - Finance
                                           and Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.